Exhibit 4.2

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 4th day of May ONE THOUSAND NINE HUNDRED AND NINETY-NINE between UNILEVER PLC (hereinafter called “the Company” or “PLC”) of the one part and PATRICK JEAN-PIERRE CESCAU (hereinafter called "the Director") of the other part.

1.       Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.       Commencement

This Agreement takes effect from the FOURTH day of MAY ONE THOUSAND NINE HUNDRED AND NINETY-NINE and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.       Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.	Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.      Duties of Director

During his employment hereunder the Director will:-

–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.	Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND TEN, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;

(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.      Cessation of Directorship

7.1	Should the Director cease to be a member of the Board his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.       Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment.
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	The Director acknowledges that, if at any time during the course of his duties or employment hereunder he makes or discovers or participates in the making or discovery of any invention whether capable of being patented or not or of any design or work to which copyright attaches, the Unilever Organisation is entitled to the benefit of any such intellectual property and the Director shall immediately notify the Company of the existence thereof.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

AS WITNESS whereof the Common Seal of Unilever PLC was affixed and Patrick Jean-Pierre Cescau has set his hand and seal the 4th day of May 1999.

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/J W B Westerburgen, Authorised Signatory

Sgd/S G Williams, Authorised Signatory

Signed Sealed and Delivered
By Patrick Jean-Pierre Cescau	Sgd/P J Cescau

In the presence of:	Sgd/S Miller
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 11th day of April ONE THOUSAND NINE HUNDRED AND NINETY-FOUR between UNILEVER PLC (hereinafter called “the Company” or “PLC”) of the one part and ANTONY BURGMANS (hereinafter called "the Director") of the other part.

1.      Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.      Commencement

This Agreement takes effect from the FIFTH day of MAY ONE THOUSAND NINE HUNDRED AND NINETY-THREE and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.      Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.      Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.	Duties of Director

During his employment hereunder the Director will:-

	–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.	Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND NINE, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;
(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

	(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.      Cessation of Directorship

7.1	Should the Director cease to be a director of the Company his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.      Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment.
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	Subject to the provisions of any relevant legislation if at any time during the course of his duties or employment hereunder the Director makes or discovers or participates in the making and discovery of any invention whether capable of being patented or not or of any design or work in respect of which the Company is entitled to be the copyright owner which is or may be of benefit to the Unilever Organisation (“the intellectual property”) the Director shall immediately notify the Company of the existence of the intellectual property.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

IN WITNESS whereof the Common Seal of Unilever PLC was affixed hereto and Antony Burgmans has set his hand and seal the 11th day of April 1994.

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/J W B Westerburgen
Secretary

Sgd/S G Williams
Secretary

Signed Sealed and Delivered
By Antony Burgmans	Sgd/A Burgmans

In the presence of:	Sgd/R M Tomlinson
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 22nd day of Decmeber ONE THOUSAND NINE HUNDRED AND NINETY-THREE between UNILEVER PLC (hereinafter called “the Company” or “PLC”) of the one part and ALAN CLIVE BUTLER (hereinafter called "the Director") of the other part.

1.      Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.      Commencement

This Agreement takes effect from the FIFTH day of MAY ONE THOUSAND NINE HUNDRED AND NINETY-THREE and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.      Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.      Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.      Duties of Director

During his employment hereunder the Director will:-

–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.      Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND EIGHT, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;

(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

	(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.      Cessation of Directorship

7.1	Should the Director cease to be a director of the Company his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.      Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	Subject to the provisions of any relevant legislation if at any time during the course of his duties or employment hereunder the Director makes or discovers or participates in the making and discovery of any invention whether capable of being patented or not or of any design or work in respect of which the Company is entitled to be the copyright owner which is or may be of benefit to the Unilever Organisation (“the intellectual property”) the Director shall immediately notify the Company of the existence of the intellectual property.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

IN WITNESS whereof the Common Seal of Unilever PLC was affixed hereto and Alan Clive Butler has set his hand and seal the 22nd day of December 1993.

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/J W B Westerburgen
Secretary

Sgd/S G Williams
Secretary

Signed Sealed and Delivered	By Alan Clive Butler
Sgd/A C Butler

In the presence of:	Sgd/R M Tomlinson
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 9th day of August TWO THOUSAND between UNILEVER PLC (hereinafter called "the Company" or "PLC") of the one part and KEKI BOMI DADISETH (hereinafter called "the Director") of the other part.

1.      Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.      Commencement

This Agreement takes effect from the THIRD day of MAY TWO THOUSAND and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.      Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.      Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.      Duties of Director

During his employment hereunder the Director will:-

–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.	Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND SEVEN, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

	(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;
(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

	(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.      Cessation of Directorship

7.1	Should the Director cease to be a member of the Board his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.      Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	The Director acknowledges that, if at any time during the course of his duties or employment hereunder he makes or discovers or participates in the making or discovery of any invention whether capable of being patented or not or of any design or work to which copyright attaches, the Unilever Organisation is entitled to the benefit of any such intellectual property and the Director shall immediately notify the Company of the existence thereof.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

AS WITNESS whereof the Common Seal of Unilever PLC was affixed and Keki Bomi Dadiseth has set his hand and seal the 9th day of August 2000.

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/S G Williams, Authorised Signatory

Sgd/R M Tomlinson, Authorised Signatory

Signed Sealed and Delivered
By Keki Bomi Dadiseth	Sgd/K B Dadiseth

In the presence of:	Sgd/R M Tomlinson
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 28th day of November TWO THOUSAND AND FOUR BETWEEN UNILEVER PLC (hereinafter called "the Company" or "PLC") of the one part and CORNELIS JOB VAN DER GRAAF (hereinafter called "the Director") of the other part.

1.	Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

“Director’s Retirement Date” means such date, being a date that is not before the Director’s 60th birthday, not after the Director’s 65th birthday, and is the end of the calendar month in which an Annual General Meeting of the Company is scheduled to be held, as shall be set by either the Company giving the Director not less than twelve months prior written notice to that effect or the Director giving the Company not less than six months prior written notice to that effect.

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.	Commencement

This Agreement takes effect from the 12TH day of May TWO THOUSAND AND FOUR and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.	Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.	Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.	Duties of Director

During his employment hereunder the Director will:-

–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;

–	devote the whole of his time and attention to the business of the Unilever Organisation;

–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.	Termination

6.1	Notwithstanding any other provisions of this Agreement, the Director’s employment hereunder shall terminate without compensation on the Director’s Retirement Date and the Director shall not be nominated for re-election as a Director of the Company at the Annual General Meeting of the Company immediately preceding the Director’s retirement date.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

(a)	by the Company giving the Director twelve calendar months prior written notice, provided that

–	the Company may, if it chooses, pay to the Director a sum equal to twelve calendar months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totaling twelve months

–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;

(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.	Cessation of Directorship

7.1	Should the Director cease to be a member of the Board his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.	Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.	Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment

–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or

–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	The Director acknowledges that, if at any time during the course of his duties or employment hereunder he makes or discovers or participates in the making or discovery of any invention whether capable of being patented or not or of any design or work to which copyright attaches, the Unilever Organisation is entitled to the benefit of any such intellectual property and the Director shall immediately notify the Company of the existence thereof.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter, give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

AS WITNESS whereof the Common Seal of UNILEVER PLC was affixed and CORNELIS JOB VAN DER GRAAF has set his hand and seal the 28th day of November 2004

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/ R M Tomlinson, Authorised Signatory

Sgd/B Salaman, Authorised Signatory

Signed Sealed and Delivered
By CORNELIS JOB VAN DER GRAAF	Sgd/C J van der Graaf

In the presence of:	Sgd/A J Vos
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 11th day of July TWO THOUSAND between UNILEVER PLC (hereinafter called “the Company” or “PLC”) of the one part and of ANDRÉ RENÉ VAN HEEMSTRA (hereinafter called "the Director") of the other part.

1.	Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V.

2.	Commencement

This Agreement takes effect from the THIRD day of MAY TWO THOUSAND and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.       Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.      Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.      Duties of Director

During his employment hereunder the Director will:-
–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.	Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND EIGHT, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;
(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.	Cessation of Directorship

7.1	Should the Director cease to be a member of the Board his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.	Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	The Director acknowledges that, if at any time during the course of his duties or employment hereunder he makes or discovers or participates in the making or discovery of any invention whether capable of being patented or not or of any design or work to which copyright attaches, the Unilever Organisation is entitled to the benefit of any such intellectual property and the Director shall immediately notify the Company of the existence thereof.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

AS WITNESS whereof the Common Seal of Unilever PLC was affixed and André René van Heemstra has set his hand and seal the 11th day of July 2000.

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/ J W B Westerburgen, Authorised Signatory

Sgd/ S G Williams, Authorised Signatory

Signed Sealed and Delivered
By André René van Heemstra	Sgd/A R van Heemstra

In the presence of:	Sgd/S G Williams
Witness

PLC DIRECTOR’S SERVICE CONTRACT

THIS AGREEMENT is made the 20th day of May ONE THOUSAND NINE HUNDRED AND NINETY-EIGHT between UNILEVER PLC (hereinafter called “the Company” or “PLC”) of the one part and RUDOLPH HAROLD PETER MARKHAM (hereinafter called "the Director") of the other part.

1.      Definitions

For the purposes of this Agreement the following expressions shall, unless the context otherwise requires, have the following meanings:

"The Unilever Organisation" means the Company and Unilever N.V. (hereinafter called "N.V.") and all other group companies and associated companies of the Company and N.V. as these categories are applied for the purposes of consolidation in Unilever's annual accounts.

"The PLC Group" means those companies (other than N.V.) within the Unilever Organisation the whole or, as the case may be, part of the share capital whereof is owned directly or indirectly by the Company.

"The N.V. Group" means those companies (other than PLC) within the Unilever Organisation the whole or part, as the case may be, of the share capital whereof is owned directly or indirectly by N.V..

2.      Commencement

This Agreement takes effect from the SIXTH day of MAY ONE THOUSAND NINE HUNDRED AND NINETY-EIGHT and, together with a similar agreement of even date herewith entered into between the Director and N.V. ("the N.V. Agreement"), supersedes all previous agreements relating to the Director's employment within the Unilever Organisation.

3.      Scope of Employment

During the continuance of this Agreement the Company will employ the Director and the Director will serve the Company and the PLC Group and will carry out such duties for the Company and the PLC Group as may be assigned to him.

4.      Remuneration

4.1	The Company shall pay to the Director remuneration at the rate decided from time to time by or on behalf of the Company's Board of Directors ("the Board").

4.2	The Director will not be entitled to receive any fees additional to such remuneration by virtue, or in respect of, his directorship of the Company or of any directorships of any other companies within the PLC Group but will be paid the remuneration referred to above so long as his employment hereunder continues.

5.      Duties of Director

During his employment hereunder the Director will:-

–	carry out all such duties as may be assigned to him honestly, faithfully and to the best of his ability;
–	devote the whole of his time and attention to the business of the Unilever Organisation;
–	not without the prior written consent given to him by or on behalf of the Board, and subject to such conditions as it may lay down from time to time, be concerned or interested in, or directly or indirectly responsible for the management of, any other business: provided that nothing in this sub-clause shall prevent the Director from holding or being otherwise interested in any shares or other securities of any company for investment purposes only.

6.      Termination

6.1	Notwithstanding any other provision of this Agreement the Director shall not be nominated for re-election as a Director of the Company at the first Annual General Meeting of the Company held after the FIRST day of JANUARY TWO THOUSAND AND EIGHT, and the Director's employment hereunder shall terminate without compensation at the end of the calendar month in which that meeting takes place.

6.2	The Director's employment hereunder may be terminated at any time prior thereto either :-

	(a)	by the Company giving the Director twelve calendar months prior written notice, provided that
–	the Company may, if it chooses, pay to the Director a sum equal to twelve months' salary in lieu of notice, or give the Director a combination of notice period followed by a sum equal to salary in lieu of notice together totalling twelve months
	–	if at the date the notice is given there are less than twelve months to run before the date the Director's employment will terminate under the provisions of Clause 6.1 above, the maximum notice period, including salary in lieu, shall be reduced accordingly;
(b)	by the Director giving the Company six calendar months prior written notice.

The amount payable by the Company to the Director in lieu of notice under Clause 6.2(a) shall be the salary for the relevant period less any retirement pension ("Retirement Pension") (before commutation of lump sum) received or receivable by the Director in respect of that period whether such Retirement Pension is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service. For the purpose of applying the provisions of the preceding sentence, where a retirement lump sum is paid by the Company or derives from a Unilever Pension Fund or Funds or from any other source in respect of Unilever service that retirement lump sum shall be converted into Retirement Pension at a rate determined by the Company and references to Retirement Pension in the preceding sentence shall be construed accordingly.

6.3	At any time during any period of notice as specified in Clause 6.2 (a) or 6.2 (b) above the Company may, in its sole discretion, require the Director to remain away from his place of work on full pay and such requirement will not be in breach of any of the express or implied terms of this Agreement.

6.4	The Company may terminate the Director's employment hereunder without notice if :-

(a)	the Director is guilty of any serious misconduct in the course of his employment or of any serious or repeated breach of any of the express or implied terms of this Agreement;

(b)	the Director is convicted by any Court of any insider dealing offence, or of any offence of dishonesty;

(c)	the Director becomes prohibited by law from being a Director;

(d)	the Director becomes bankrupt or makes any composition or enters into any deed of arrangement with his creditors.

The Director shall have no claim against the Company by reason of such termination. Any delay or forbearance by the Company in exercising any right of termination shall not constitute a waiver of it.

7.      Cessation of Directorship

7.1	Should the Director cease to be a member of the Board his employment hereunder shall continue, subject to the other provisions of this Agreement.

7.2	If the Director resigns as a Director of the Company he will automatically be deemed to have given the Company six months written notice under Clause 6.2 (b) hereof to run from the date his resignation is effective.

8.	Following Termination

8.1	Following the termination of his employment hereunder for whatever reason and by whatever means the Director shall not represent, expressly or impliedly to any person firm or company that he is authorised to act on the Company's behalf or on behalf of any company within the PLC Group nor hold himself out as connected in any way with the Company or the PLC Group.

8.2	Upon such termination as aforesaid the Director shall automatically be deemed to have tendered his resignation as a director of the Company and from any other directorship which he may then hold in companies within the PLC Group without any claim to compensation, and the Joint Secretaries of the Company are hereby irrevocably and severally authorised in his name and on his behalf to sign documents and do any other things necessary to give effect thereto.

9.      Confidential Information, Documents etc.

9.1	The Director shall not (except in the proper course of his duties) during or after the period of his employment under this Agreement divulge to any person firm or company or otherwise make use of any confidential information or trade secrets concerning the business, finances or plans of the Company or the Unilever Organisation or their suppliers, agents, distributors or customers.

9.2	All documents and other materials made or acquired by the Director during the course of and for the purposes of his employment hereunder shall be surrendered by the Director to the Company or to N.V. on the termination of his employment for whatever reason or shall be so surrendered at the request of the Board during the course of his employment.

10.	Director's Covenants

10.1	During and by virtue of his employment hereunder the parties acknowledge that the Director will acquire trade secrets and other highly confidential information in the nature of trade secrets. Accordingly, in order to give reasonable protection to the Company in respect of its proprietary interests in such matters the parties agree as further set forth in this clause.

10.2	For a period of twelve months after the effective date of termination of the Director's employment hereunder the Director shall not (without the prior written consent of the Board which may be given or refused in the Board's sole discretion) become employed or engaged by any person firm or company, or become concerned with the ownership or management, whether directly or indirectly, of any company firm or business, which at the effective date of the termination of the Director's employment
–	wholly or partly carries on a trade or business in the same fields of activities carried on by the Company or by companies within the Unilever Organisation, or
–	is a regular supplier or customer of the Company or any company within the Unilever Organisation.

11.	Intellectual Property

11.1	The Director acknowledges that, if at any time during the course of his duties or employment hereunder he makes or discovers or participates in the making or discovery of any invention whether capable of being patented or not or of any design or work to which copyright attaches, the Unilever Organisation is entitled to the benefit of any such intellectual property and the Director shall immediately notify the Company of the existence thereof.

11.2	Without further consideration the Director shall, at the request and expense of the Company, both while employed by the Company and thereafter give and supply such information data drawings and assistance as may be requisite to enable the Company to exploit the intellectual property to its best advantage and shall execute all documents and do all things which may be necessary or desirable for obtaining patent or other protection for the intellectual property in such parts of the world as may be specified by the Company and for vesting the same in the Company or as it may direct.

11.3	The Director hereby appoints each of the Joint Secretaries of the Company severally to be his Attorney in his name and on his behalf to sign execute or do any such instrument or thing and generally to use his name for the purpose of giving to the Company (or its nominee) the full benefit of the provisions of this Clause. This appointment shall not be revocable by the Director but will expire automatically twelve months after the effective date of the termination of the Director's employment hereunder.

12.	Indemnity

In so far as permitted by law the Company shall indemnify the Director against all pecuniary losses which he may incur in carrying out his duties as a Director of the Company.

13.	Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of England. The parties hereto hereby submit to the jurisdiction of the English Courts.

AS WITNESS whereof the Common Seal of Unilever PLC was affixed and Rudolph Harold Peter Markham has set his hand and seal the 20th day of May 1998

The Common Seal of Unilever PLC
was affixed hereto in the presence of:	Sgd/R M Tomlinson, Authorised Signatory

Sgd/V Roberts, Authorised Signatory

Signed Sealed and Delivered
By Rudolph Harold Peter Markham	Sgd/R H P Markham